Second Quarter 2007 Review August 2, 2007 Second Quarter 2007 Review August 2, 2007 John V. Faraci Chairman & CEO Marianne M. Parrs EVP & CFO Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) industry conditions, including changes in the cost or availability of raw materials and energy, changes in transportation costs, competition, changes in the
Company's product mix and demand and pricing for the Company's products; (ii)
market and economic factors, including changes in international conditions, specifically in Brazil, Russia, Poland and China, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes; (iii) the Company's ability to realize anticipated profit improvement from its transformation plan and the ability to invest proceeds with attractive financial returns and (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of potential litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the Company's
Securities and Exchange Commission filings.

Slide 3
During the course of this presentation,
certain non-U.S. GAAP financial
information will be presented.
A reconciliation of those numbers to
U.S. GAAP financial measures is
available on the company’s website at
www.internationalpaper.com under
Investors.
Statements Relating to
Non-GAAP Financial Measures
Statements Relating to
Non-GAAP Financial Measures

Slide 4 Agenda Agenda Second Quarter 2007 Review Third Quarter 2007 Outlook 2007 Priorities

Second Quarter 2007 Summary
Second Quarter 2007 Summary
Solid Quarter, best quarter since year 2000
Margins Expanding
Manufacturing operations performed well
Volumes solid
Pricing strong
Pensacola Conversion
Lower tax rate
Lower share count
Slide 5

.63
.60
.44
.25
.04
.03
.06
.14
.10
.27
.26.26
.11
.15
.11
.03
.02
.16
.30
.34
.27
.04
.12
.30
.45
.47
.45
.52
.17
.20
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2002 2003 2004 2005 2006 2007 2001 2000
Diluted EPS from Continuing Operations and
Before Special Items
Diluted EPS from Continuing Operations and
Before Special Items
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
* 2006 EPS restated to reflect new accounting guidelines for planned maintenance outages
Slide 6

Slide 7
.52
.45
.03
.03
.06
.03
.04
(.01)
(.06)
(.01)
(.04)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
1Q '07 Price Volumes Cost/Mix Pensacola /
Maint.
Outages
Input &
Distrib.Costs
Cash
Redeploy-
ment
Corporate /
Other
Divest. Tax 2Q '07
EPS $ / Share EPS $ / Share
Corporate      (0.02)
Other             (0.04)
Packaging  0.03
Papers      (0.01)
xpedx        0 .01
P&C           0.02
Europe       0.02
Acquisitions 0.03
Shares        0.03
Interest      (0.03)
2Q ‘07 vs. 1Q ’07
2Q ‘07 vs. 1Q ’07
EPS from cont. ops before special items
EPS from cont. ops before special items
1Q07 Tax Rate 32%
2Q07 Tax Rate 29%

Slide 8
.97
.42
.36
.05
.02
.21
.41
(.21)
(.12)
(.11)
(.05)
(.01)
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
6M '06 Price Volume Cost/Mix Pensacola/
Maint.
Outages
Input &
Distrib.Costs
Land Sales Cash
Redeployment
Corporate /
Other
Divest. Tax 6M '07
EPS $ / Share EPS $ / Share
IPG                               0.11
Coated Paperboard      0.03
P&C                             0.21
Europe                         0.06
Wood            (0.04)
Energy           0.03
Chemicals     (0.06)
Freight           (0.04)
6M‘07 vs. 6M’06
6M‘07 vs. 6M’06
EPS from cont. ops before special items
EPS from cont. ops before special items
2007 Tax Rate   30%
2006 Tax Rate   32%
Interest        .22
Shares         .09
Acquisitions .05

Slide 9
(11)
(19)
(31)
9
(25)
(35)
(30)
(25)
(20)
(15)
(10)
(5)
0
5
10
15
Freight Chemicals Wood Non-US Energy
$MM
Higher Input & Distribution Costs
Higher Input & Distribution Costs
EBIT impact 6M’07 vs. 6M’06
EBIT impact 6M’07 vs. 6M’06
All costs
include ongoing businesses
Total of $77 million or $0.11 per share
negative impact in 6M’07 versus 6M’06

Slide 10
Printing Papers
$  1,610
249
Sales
Earnings
2Q’07 1Q’07
$ Millions
Uncoated
Pulp
Europe (uncoated)
Brazil (uncoated)
$16
$9
€29
$27
Volume Realizations/ton
$  1,540
231
2Q’07 Change vs 1Q’07:
(3%)
(1%)
(6%)
38%
Average IP realization (includes the impact of mix across all grades)

Slide 11
300
100
275
240
25
23
20
3Q
4Q
Depreciation & Amort.
2Q
Operating Profit
Improving Business in Brazil
Improving Business in Brazil
Avg. Monthly
Run Rate
Avg. Monthly
Run Rate
$MM
Annualized
Annualized
EBITDA Run Rate Range ~375 - 400

Slide 12
0
20
40
60
80
100
120
140
160
180
200
220
1Q07 2Q07
North America Brazil & Europe
Uncoated Freesheet
EBIT Growth Outside North America
Uncoated Freesheet
EBIT Growth Outside North America
$ EBIT (MM)
Increasing EBIT Outside North America

Slide 13
Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,315
139
Sales
Earnings
2Q’07 1Q’07
$ Millions
Containerboard
U.S. Container
$2
($0.60)
Volume Realizations/ton
$ 1,235
103
2Q’07 Change vs 1Q’07:
17%
5%
U.S. Container volumes and prices are reported in MSF

Slide 14
Industrial Packaging
Q1 ‘07 vs. Q2 ‘07
Industrial Packaging
Q1 ‘07 vs. Q2 ‘07
.17
.23
.02
.02
.05
(.03)
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
1Q '07 Volume Cost / Mix Maint.
Outages
Pensacola 2Q '07
EPS $ / Share EPS $ / Share
Assumes constant tax rate and shares outstanding

Slide 15
Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  790
48
Sales
Earnings
2Q’07 1Q’07
$ Millions
Coated Paperboard
$1
Volume Realizations/ton
$  750
61
2Q’07 Change vs 1Q’07:
3%
Converting Businesses
Sales Revenue
9%

Slide 16 Distribution $ 1,720 38 Sales Earnings 2Q’07 1Q’07 $ Millions $ 1,675 29 Record second quarter earnings; up 30% compared to first quarter 2007 Volume and margins up

Slide 17 Forest Products $ 90 98 Sales Earnings 2Q’07 1Q’07 $ Millions $ 85 100

Slide 18
Special Items (net of tax)
$(7) – Divestitures
(16)
– Restructuring / Corporate
$(0.06) $(23) Total Special Items
Discontinued Operations (net of tax)
$(3) – Beverage Packaging
(7)
– Wood Products
$(0.02) $(10) Total Discontinued Operations
$MM
$MM
$/Share
$/Share
Special Items & Discontinued
Operations – 2Q’07

Slide 19
Earnings from Continuing Operations
and Before Special Items $0.52
Special Items (0.06)
Earnings from Continuing Operations 0.46
Discontinued Operations (0.02)
Net Earnings $0.44
Reconciliation to 2Q’07
Diluted Earnings Per Share
Diluted EPS
Diluted EPS

Slide 20
Highlights
Highlights
Margin Expansion
Record second quarter profit for Europe,
xpedx, and Foodservice
Conversion of Pensacola Mill
Strength of global footprint
Transformation plan on track
Second Quarter 2007
Second Quarter 2007

Slide 21
.97
.42
.02
.09
.22
.43 (.21)
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
6M '06 Core Business
EBIT
Divestitures* Interest Shares Tax 6M '07
EPS $ / Share EPS $ / Share
Earnings Improvement
Transformation Plan on Track
Earnings Improvement
Transformation Plan on Track
* Includes Forest divestiture, Coated Papers and Arizona Chemical

Slide 22
Third Quarter 2007 Outlook
Third Quarter 2007 Outlook
Volumes steady
Prices – modest improvement
Continued progress in improving operations
Input costs slightly higher
Lower maintenance outage expenses
Pensacola Conversion Expenses
Forest Resources earnings higher than
second quarter 2007

Slide 23 IP / Ilim JV Update IP / Ilim JV Update Ilim’s EBITDA improved significantly Expecting lower EV/EBITDA multiple Expect to make decision soon

Slide 24
2007 Priorities
2007 Priorities
Improve Existing Businesses
Deliver value from Selective
Reinvestments
– Luiz Antonio
– IP/Sun JV
Return Value to Shareholders
– Dutch Tender $1.4 Billion
– Open market $1.1 Billion
Building on a Solid Second Quarter 2007
G
G
G

Slide 25 Q & A Investor Relations Contacts Brian McDonald 901-419-4957 Ann-Marie Donaldson 901-419-4967 Media Contact Amy Sawyer 901-419-4312

Slide 26 Appendix

Slide 27
29%
$746 MM
$156 MM
$521 MM
$1.1 B
$1.1 B
2006
1
Effective Tax Rate²
Corporate Items
Supply Chain Expense
Net Interest Expense
Depreciation & Amort.
Capital Spending
20%
$607 MM
$135 MM
$595 MM
$1.2 B
$1.1 B
2005
1
30-31%
$675–725 MM
$200 MM
$310 MM
$1.1-1.2 B
$1.1-1.2 B
2007 Est.
1
Excludes discontinued operations results and Coated Papers
2
Before special items
Key Financial Statistics
Key Financial Statistics
Updated as of August 2, 2007
Updated as of August 2, 2007

Slide 28
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons) which we permanently closed at end of 4Q’05.
Lack of Order Downtime
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2003 2004 2005
274*
270*
180*
25
2006
25
28
70
2007
35
4
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Containerboard Uncoated Papers Pulp Coated Paperboard European Papers

Slide 29
8
(1)
(11)
5
(9)
(15)
(10)
(5)
0
5
10
Chemicals Energy Non-US Wood Freight
$MM
Total of $8 million or $0.01 per share
negative impact in 2Q’07 versus 1Q’07
Raw Material & Distribution Costs
Raw Material & Distribution Costs
All costs include ongoing businesses
EBIT impact 2Q’07 vs. 1Q’07
EBIT impact 2Q’07 vs. 1Q’07

Slide 30
30
7
10
13
3Q’07 Forecast vs.
2Q’07  Actual
$(MM)
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
80,000
6,000
22,000
52,000
Maintenance
Outage
(tons)
Maintenance outages and dollar impacts are estimated and are subject to change.
Q3’07 Maintenance Outages
Q3’07 Maintenance Outages

Slide 31
Earnings by Industry Segment
Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $249 $231 $209
Industrial Packaging 139 103 86
Consumer Packaging 48 61 44
Distribution 38 29 36
Forest Products 98 100 160
Other Businesses - 6 17
Operating Profit 572 530 552
Interest Expense, net (80) (63) (148)
Minority Interest 6 5 2
Corporate Items, net (179) (164) (179)
Earnings from continuing operations
before income taxes, minority
interest & special items $319 $308 $227
$ Millions
1Q’07 2Q’06 2Q’07
Before special items
Before special items
*Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure

Slide 32
Before Special Items
Q1 308 (99) (6) 203 32% 448.4 0.45
Q2 319 (91) (5) 223 29% 431.2 0.52
Special Items
Q1 298 (44) 0 254 15% 448.4 0.57
Q2 (25) 2 0 (23) 8% 431.2 (0.06)
Earnings from Continuing Operations
Q1 606 (143) (6) 457 24% 448.4 1.02
Q2 294 (89) (5) 200 30% 431.2 0.46
2007 Earnings from Continuing
Operations
2007 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares¹
EPS²
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share
1 Assuming dilution
2 A
reconciliation
to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations

Slide 33
* U.S. only
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
Packaging
Printing Papers ($/ton)
Segments*
62
511
577
888
1Q’07
Average Sales Realizations
60
489
525
862
2Q’06
61
514
593
912
Jun 07
Corrugated boxes
($/MSF)
Containerboard
($/ton)
Pulp
Uncoated
61
513
586
904
2Q’07
61
454
510
817
Jun 06

Slide 34
0
50
100
150
200
250
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr
2004 2005
2006 2007
Natural Gas Costs
* NYMEX Natural Gas closing prices
Index: Jan 2004 Natural Gas Costs = 100

Slide 35
90
95
100
105
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr
U.S. Mill Wood Costs
U.S. Mill Wood Costs
Index: Jan 2004 Wood Costs = 100
2004 2005
* Delivered cost to U.S. pulp & paper ongoing mills
2006
2007

Slide 36
0
50
100
150
200
250
300
350
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2004 2005 2006 2007
Caustic Soda Costs
Index: Jan 2004 Caustic Soda Costs = 100
* Delivered cost to U.S. facilities

Slide 37 50 100 150 200 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 2006 2007 Corn Starch Costs Index: Jan 2006 Corn Starch Costs = 100 * Delivered cost to U.S. facilities

Slide 38
Global Consumption
Global Consumption
Key input indicative annual purchase levels¹
Key input indicative annual purchase levels¹
Natural Gas MMbtu 28,000,000        14,000,000
# 6 Fuel Oil BBL 4,100,000 400,000
Coal Tons 1,300,000             230,000
Wood Tons 40,000,000          8,200,000
OCC³
Tons 600,000             313,000
Caustic Soda Tons 340,000                55,000
Sodium Chlorate Tons 215,000                49,000
LD Polyethylene Tons 40,000                        -
Latex Tons 24,000                  4,000
Energy
Fiber
Chemicals
Units
U.S.²
Non- U.S.
1 2007 Run Rate estimates
2 Only includes ongoing businesses
3 Old corrugated containers

Slide 39